                                                                     EXHIBIT 4.7


         COMMON STOCK        [GRAPHIC]       THIS CERTIFICATE IS TRANSFERABLE IN
                                           RIDGEFIELD PARK, NJ AND NEW YORK, NY
         PAR VALUE $1.00

-------                                                                                                 ----------
 NUMBER                                                                                                   SHARES
-------                                                                                                 ----------
NL
-------                                                                                                 ----------

          INCORPORATED UNDER THE LAWS OF                     CUSIP 042476 10 1
        THE COMMONWEALTH OF PENNSYLVANIA     SEE REVERSE FOR CERTAIN DEFINITIONS

                               [LOGO] ARMSTRONG
                            WORLD INDUSTRIES, INC.


         ------------------------------------------------------------------
         This
         Certifies
         that




           is the
         owner of
         ------------------------------------------------------------------
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         Armstrong World Industries, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent registered by a Registrar of the Company. Witness the seal of the Company and the signatures of its duly authorized officers.

                       [BACKGROUND] CERTIFICATE OF STOCK

  Dated    /s/ Frank A. Riddick, III                   /s/ George A. Lorch                                  [SEAL]
         ------------------------                      ----------------------                           ARMSTRONG WORLD
            SENIOR VICE PRESIDENT,                                  PRESIDENT                           INDUSTRIES, INC.
                          FINANCE                                                                         INCORPORATED
                                                                                                          DEC. 30, 1891

                                     COUNTERSIGNED AND REGISTERED:
                                        ChaseMellon Shareholder Services, L.L.C.


                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                    BY

                                                            AUTHORIZED SIGNATURE

                               [LOGO] ARMSTRONG
                            WORLD INDUSTRIES, INC.


        The corporation will furnish without charge to each stockholder who so requests a statement of (1) the designations, preferences, limitations and relative rights of the shares of each class of stock of this corporation and (2) the variations in the relative rights and preferences of the respective series of each class of stock issuable in series insofar as they have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. Requests may be directed to the Secretary, Armstrong World Industries, Inc., Lancaster, Pennsylvania, or to the Transfer Agent named on the face of this certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                          UNIF GIFT MIN ACT-..............Custodian...................
        TEN ENT - as tenants by the entireties                                       (Cust)                  (Minor)
        JT TEN  - as joint tenants with right of                                    under Uniform Gifts to Minors
                  survivorship and not as tenants                                   Act........................
                  in common                                                                   (State)
                                                                UNIF TRAN MIN ACT-..............Custodian...................
                                                                                      (Cust)                  (Minor)
                                                                                    Under Uniform Transfers to Minors
                                                                                    Act........................
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


For value received,______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
                                      |
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated, _________________________


                        --------------------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:--------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Armstrong World Industries, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") effective as of March 21, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail or cause to be mailed to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of the mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. Rights will expire March 21, 2006 unless earlier redeemed or otherwise extended as described in the Rights Agreement.